PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this "*Agreement*") is made and entered as of the 1st day of January 2019, by and between **Gvest Finance, LLC**, a North Carolina limited liability company ("*Seller*"), and **Manufactured Housing Properties Inc.**, a Nevada corporation ("*Purchaser*").

Background

A. Seller owns a twenty-five percent (25%) membership interest (the "*Subject Interest*") in **Pecan Grove JV, LLC**, a North Carolina limited liability company.

B. Seller is hereby selling to Purchaser, and Purchaser is hereby purchasing from Seller, all of the Subject Interest for the consideration and on the terms and conditions set forth hereinbelow.

Terms and Conditions

In consideration of the mutual benefits to be derived and the covenants, conditions and promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Transaction.

1.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller hereby sells, assigns, transfers and delivers to Buyer, and Buyer hereby purchases and pays for, all of the Subject Interest.

1.2 Consideration. As consideration for the sale and transfer of the Subject Interest by Seller, Purchaser shall cause to be issued to Seller 2,000,000 shares of Seller's authorized, but previously unissued, \$.01 par value common stock (the "*Shares*"), and Seller is assigning to Purchaser all the Subject Interest pursuant to this Agreement and an Assignment of Membership Interest in substantially the form and substance set forth as Annex "A" to this Agreement and made a part of and incorporated by reference in this Agreement .

1.3 Transaction Consummation. The purchase and sale transaction herein described shall be deemed completed and consummated upon deliver of a certificate representing the Shares to Seller.

2. Seller Representations, Warranties and Indemnification.

2.1 Representations and Warranties. As a condition to the issuance of the Shares as herein provided, Seller undersigned hereby represents and warrants to and covenants with Purchaser, the other stockholders of Purchaser, and each officer, employee and agent of each of the foregoing, that:

(a) It has adequate means of providing for its current needs and possible personal contingencies, and it has no need now, and anticipates no need in the foreseeable future, to sell the Shares. It can bear the economic risks of acquiring the Shares, and consequently,

without limiting the generality of the foregoing, it has a sufficient net worth to sustain a loss of his entire investment in the Shares in the event such loss should occur.

(b) It is an "accredited investor" (as such term is defined under Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended (the "Act").

(c) It (acting through its officers, directors, employees, agents and representatives) has such knowledge and experience in financial, tax and business matters that it is capable of evaluating the merits and risks of acquiring the Shares and is able to bear the economic risk of such acquisition for an indefinite period.

(d) It recognizes that acquiring the Shares involves a high degree of risk which may result in the loss of the entire value of the Shares. It acknowledges that he has carefully considered all risks incident to the acquisition of the Shares, and that it has been advised and is fully aware that acquisition of the Shares is a highly speculative undertaking.

(e) It is acquiring the Shares for investment and not with a view to the distribution or resale thereof.

(f) It has not offered or sold any portion of the Shares to any other person and has no present intention of dividing the Shares with others or of reselling or otherwise disposing of any portion of the Shares, either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

(g) It is aware that he must bear the economic risk of ownership of the Shares for an indefinite period of time because the Shares have not been registered under the Act or under the securities laws of any state, and therefore cannot be sold unless they are subsequently registered under the Act and any applicable state securities laws or unless an exemption from such registration is available and, further, that only Purchaser can take action to register the Shares and Purchaser is under no obligation and does not propose to attempt to do so. It also recognizes that no federal or state agency has passed upon the Shares to date or made any finding or determination as to the fairness of the consideration given for the Shares.

(h) It understands and agrees that the following restrictions and limitations imposed by Rule 502 of Regulation D under the Act and by applicable state securities laws, are applicable to his purchase and the resale, assignment, pledge, hypothecation or other transfer of his Shares;

> (i) It agrees that the Shares shall not be sold, assigned, pledged, hypothecated or otherwise transferred unless they are registered under the Act and applicable state securities laws or unless an exemption from such registration is available.
>
> (ii) A legend in substantially the following form will be placed on any certificate(s) evidencing the Shares;
>
> > THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD,

TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH DISPOSITION IS THEN IN EFFECT OR UNLESS THE PERSON PROPOSING TO MAKE THE DISPOSITION SHALL FURNISH, WITH RESPECT TO SUCH DISPOSITION, AN OPINION OF COUNSEL (BOTH COUNSEL AND OPINION TO BE SATISFACTORY TO THE CORPORATION) TO THE EFFECT THAT SUCH SALE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION WILL NOT INVOLVE ANY VIOLATION OF THE REGISTRATION PROVISIONS OF THE ACT (OR ANY SUPERSEDING STATUTE) OR ANY APPLICABLE STATE SECURITIES LAWS.

(iii) Stop transfer instructions may be issued with respect to the Shares so as to restrict the resale, assignment, pledge, hypothecation or other transfer thereof.

(l) It acknowledges that it has been advised that Rule 144 promulgated under the Act is not applicable or contemplated to become applicable to the resale of the Shares until, at the earliest, August 14, 2019, and further acknowledges that Purchaser will not be obligated to make the filings and reports, or make available publicly the information, which is a condition to the availability of Rule 144 or take any other action in furtherance of making any other exemption available.

(m) It was not formed for the purpose of this investment, and it is authorized and qualified to become a stockholder in, and authorized to acquire securities of, Purchaser, and the person signing this Agreement on its behalf has been duly authorized to do so.

2.2 Indemnification. Seller acknowledges that it understands the meaning and legal consequences of the representations and warranties set forth in Subsection 2.1 hereof and that the Purchaser has relied upon, and will rely upon, such representations and warranties, and it hereby agrees to indemnify and hold harmless the Purchaser and its officers, directors, employees, agents and representatives, from and against any and all loss, damage or liability, joint or several, and any action in respect thereof, to which any such person may become subject to or arising out of a breach of any such representation or warranty or the inaccuracy of such certifications. Notwithstanding the foregoing, however, no representation, warranty, acknowledgement or agreement made herein by Seller shall in any manner be deemed to constitute a waiver of any rights granted to it under federal or state securities laws. All representations and warranties of Seller contained in this Agreement, and the indemnification contained in this Section 2.1, shall survive the acceptance of the Shares.

3. Miscellaneous.

3.1 Further Assurances. The parties hereto agree (i) to furnish upon request to each other such further information; (ii) to execute and deliver to each other such other documents; and (iii) to do such other acts and things, all as the other party hereto may at any time reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to herein.

3.2 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay on the part of any party in exercising any right, power or privilege under this Agreement or the documents referred to herein shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. To the maximum

extent permitted by applicable law, (i) no claim or right arising out of this Agreement or the documents referred to herein can be discharged by one party hereto, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party hereto; (ii) no waiver which may be given by a party hereto shall be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party hereto shall be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to herein.

3.3 Entire Agreement and Modification. This Agreement is intended by the parties to this Agreement as a final expression of their understanding with respect to the subject matter hereof and are intended as a complete and exclusive statement of the terms and conditions of that understanding. This Agreement may not be modified, rescinded, or terminated orally, and no modification, rescission, termination or attempted waiver of any of the provisions hereof (including this Section) shall be valid unless in writing and signed by the party against whom the same is sought to be enforced.

3.4 Governing Law. This Agreement shall be governed by, and construed under, the laws of the State of North Carolina without regard to conflicts of laws, all rights and remedies being governed by such laws.

3.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Agreement, and all of which, when taken together, shall be deemed to constitute but one and the same agreement.

Signatures

To evidence the binding effect of the covenants and agreements described above, Seller (by its duly authorized manager) and Purchaser (by its duly authorized officer) have each caused this Agreement to be executed as of the date first written above.

SELLER:

GVEST FINANCE, LLC

By: ______________________
Raymond Gee, Manager

PURCHASER:

MANUFACTURED HOUSING PROPERTIES, INC.

By: ______________________
Raymond Gee, Chief Executive Officer

Annex "A"
To
Purchase and Sale Agreement

Form of Assignment of LLC Membership Interest

ASSIGNMENT OF LLC MEMBERSHIP INTEREST

THIS ASSIGNMENT OF MEMBERSHIP INTEREST (this "*Assignment*"), effective as of January 1, 2019 (the "*Effective Date*"), is from **Gvest Finance, LLC,** a North Carolina limited liability company ("*Assignor*") to **Manufactured Housing Properties Inc.**, a Nevada corporation ("*Assignee*").

Assignment and Conveyance

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does by delivery of this instrument hereby bargain, sell, transfer, assign and convey to Assignee, a twenty-five percent (25%) membership interest (the "*Subject Interest*") in **Pecan Grove JV, LLC**, a North Carolina limited liability company.

TO HAVE AND TO HOLD the Subject Interest herein conveyed, together with all rights, privileges and appurtenances in any way belonging or pertaining thereto, unto Assignee, its successors and assigns, forever.

This Assignment is also made without warranty or recourse whatsoever, but with full transfer, substitution and subrogation, but with all the rights and actions of warranty that Assignor may have.

Signature

To evidence the binding effect of the foregoing, Assignor has caused this Assignment to be executed by its duly authorized manager this 20th day of December 2018, but effective as of the Effective Date.

GVEST FINANCE, LLC

By: ______________________
Raymond Gee, Manager

ASSIGNMENT OF LLC MEMBERSHIP INTEREST

THIS ASSIGNMENT OF MEMBERSHIP INTEREST (this "*Assignment*"), effective as of January 1, 2019 (the "*Effective Date*"), is from **Gvest Finance, LLC**, a North Carolina limited liability company ("*Assignor*") to **Manufactured Housing Properties Inc.**, a Nevada corporation ("*Assignee*").

Assignment and Conveyance

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does by delivery of this instrument hereby bargain, sell, transfer, assign and convey to Assignee, a twenty-five percent (25%) membership interest (the "*Subject Interest*") in **Pecan Grove JV, LLC**, a North Carolina limited liability company.

TO HAVE AND TO HOLD the Subject Interest herein conveyed, together with all rights, privileges and appurtenances in any way belonging or pertaining thereto, unto Assignee, its successors and assigns, forever.

This Assignment is also made without warranty or recourse whatsoever, but with full transfer, substitution and subrogation, but with all the rights and actions of warranty that Assignor may have.

Signature

To evidence the binding effect of the foregoing, Assignor has caused this Assignment to be executed by its duly authorized manager this 1st day of January 2019, but effective as of the Effective Date.

GVEST FINANCE, LLC

By: ______________________

Raymond Gee, Manager